================================================================================

                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               -------------------

                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 13, 2003

                            SEVEN SEAS PETROLEUM INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



         CAYMAN ISLANDS                 0-22483               73-468669
 (STATE OR OTHER JURISDICTION OF      (COMMISSION          (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)        FILE NUMBER)       IDENTIFICATION NO.)


                           5555 SAN FELIPE, SUITE 1700
                              HOUSTON, TEXAS 77056
                              (ADDRESS OF PRINCIPAL
                                EXECUTIVE OFFICES
                                  AND ZIP CODE)

                                 (713) 622-8218
                         (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)




                               -------------------



================================================================================

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         On January 13, 2003, Seven Seas Petroleum Inc. (the "Company") filed its consent to adjudication as a debtor-in-possession (the "Consent") under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of Texas, Houston Division (the "Bankruptcy Court"), Case No. 02-45206-H2-11 and styled In re Seven Seas Petroleum, Inc. The Consent was filed in response to an involuntary bankruptcy petition filed in the Bankruptcy Court under Chapter 7 of the Bankruptcy Code on December 20, 2002, by a group of holders of senior unsecured notes issued by the Company. On January 14, 2003, the Bankruptcy Court entered its Order adjudicating the Company as a debtor-in-possession under Chapter 11 of the Bankruptcy code. In addition, on January 14, 2003, Ben B. Floyd was appointed by the Bankruptcy Court as Chapter 11 trustee for the Company.

         A copy of the press release issued by the Company on January 14, 2003 reporting the Chapter 11 filing is attached as an exhibit hereto.

ITEM 7.  EXHIBITS

         Exhibit 99.1 - Press Release

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         SEVEN SEAS PETROLEUM INC.


Date: January 27, 2003

                                         By: /s/ RONALD A. LEFAIVE
                                             -----------------------------------
                                             Ronald A. Lefaive
                                             Vice President of Finance and
                                             Chief Financial Officer

                                  EXHIBIT INDEX

          EXHIBIT
          NUMBER         DESCRIPTION
          ------         -----------
           99.1          Press Release